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Systems Maintenance Agreement

        California ISO
Scheduling and Business Systems

(C)ABB  Power T & D Company Inc. 1996. All rights reserved.


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                              Maintenance Agreement
          Description, Price and Terms for Maintenance Support Services

1.    Scope of Service

      ABB Power T&D Company Inc., ABB Systems Control (ABB) will provide maintenance service for the software supplied by The ISO Alliance to the Independent System Operator Restructuring Trust ("CA ISO") pursuant to the Contract for the ISO Scheduling and Business Systems (SI/SA/BSS). These services provide the CA ISO with the support to maintain and upgrade the software/system with the latest applicable versions available from ABB. The license to use the latest applicable version of the software (the Program) will be made available to the ISO under this Agreement. Terms and conditions regarding the use of the original License Agreement including non-disclosure for the Program remain applicable.

      ABB Power T&D Company me., ABB Systems Control (ABB) will also purchase for the CA ISO maintenance service for the hardware manufactured by Digital Equipment Corporation (DEC) and DEC operating systems software provided by ABB, acting on behalf of the ISO Alliance LLC, under the SI/SA/BBS contract. This maintenance service will be provided under DEC'S maintenance program and terms and conditions as requested by the CA ISO.

1.1   Basic System Support

Basic System Support service provides the CA ISO the ready availability of ABB'S technical staff and computer facilities to respond to CA ISO requests for Casual Consulting Services, Program Fixes, Program Upgrade Notification and Program Upgrades. A complete up-to-date knowledge of the CA ISO's software versions and configuration will be maintained in Order to provide an adequate service response. The Basic System Support Services include the following:

-            Casual Consulting Service

Casual Consulting Service includes Licenser's interpretation of user documentation or guidance on the Program's intended, normal use via telephone or facsimile. The following items, among others, are specifically excluded from Casual Consulting:

(C)ABB  Power T&D Company Inc. 1996. All rights reserved.


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ISO SI/SA/BSS Systems            System Maintenance Agreement     3

   - Interpretation of the Program's results.

   - Supply of typical or representative data.

   - Assistance with computer hardware and peripheral questions not related to the Program's use.

   - Assistance with computer operating system questions not directly pertinent to the Program

   - Data debugging and/or correcting.

   - Services necessitated as a result of any cause other than the Program's ordinary, proper use by Licensee, including but not limited to neglect, abuse, unauthorized maintenance, or electrical, fire, water, or other damage.

   - Special applications of the Program.

The foregoing items and all others not within Casual Consulting scope may be provided under Consulting/Implementation Services and are subject to additional charges by Licenser.

ABB'S experience in field support has shown that most of the problems that appear in the system are a consequence of a misinterpretation of operating procedures or system documentation or to the lack of specific knowledge of a particular system feature. A high percentage of these problems are efficiently resolved by means of telephone consultations with the appropriate technical contact. ABB will maintain a short response time for incoming trouble calls. Trouble Calls made during off-hours will be forwarded by an answering service to the appropriate technical staff.

-           Program Fixes

All ABB and its subcontractor's software undergo extensive tests in factory and at the installation site. This minimizes the possibility of the existence of problems in the software. However, if such problems are encountered and reported, they will be investigated and fixed at ABB. These minor corrections will be made available by ABB to the CA ISO under this maintenance contract.

-           Program  Upgrade Notification

Versions of the different software functions provided with the SI/SA/BSS system are continuously improved and extended. This service provides the CA ISO with timely

(C)ABB  Power T&D Company Inc. 1996. All rights reserved.


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4           System Maintenance Agreement        ISO SI/SA/BSS System

notification of the changed/upgraded features and the associated descriptive information which could apply to CA ISO system. ABB will notify the CA ISO of two types of updates:

a) Upgrades refer to releases containing improvement, fine tuning and minor extensions of functions using the same technology that the CA ISO has purchased.

b) Enhancements refer to releases considered as new modules or new products, which may involve the application or use of new technology or algorithms to known functions.

-          Program Upgrades

New versions of or additions to the Program developed by Licenser in an effort to improve the Program's operating performance without changing its basic function are provided under basic system support. Program Upgrades include modifying the Program to run on improved or enhanced versions of the reference computer or operating system, as well as altering the Program's capacity, function, execution time, application, input/output, or ease of use.

1.2         Consulting/Implementation Services

The Consulting/Implementation Services provides for support over and above those described in Section 1.1 as Casual Consulting and comprise the following services:

-            General Consulting Services

System functionality requires change and expansion with time. The SI/SA/BSS system is very flexible and designed to facilitate the addition or modification of functionality. This service will provide me CA ISO with a detailed analysis of how a required improvement may be best implemented in the system.

-           Programming  Services

As a result of the Consulting Services the CA ISO may decide to hire ABB for the implementation of the required changes. Depending on the nature of the change, ABB can provide this service on either a time and material or a fixed cost basis.

-          Upgrade/Enhancement Implementation

(C)ABB  Power T&D Company Inc. 1996. All rights reserved.


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ISO SI/SA/BSS Systems            System Maintenance Agreement     5

As a result of an upgrade notification, the CA ISO may decide to hire ABB for the implementation of the required change. Depending on the nature of the upgrade, ABB can provide this service on either a time and material or a fixed cost basis.

-           Operating System Upgrades

For operating system upgrades ABB will provide services to the CA ISO which cover both the main operating system and layered products upgrade as well as any modifications to ABB software which may be necessary as a consequence of an operating system upgrade.

-           Configuration Engineering / Consulting

During the life of the system, it is normal to extend the initial system configuration by adding or replacing processors, peripherals, memory, etc. ABB will provide consulting services to determine:

     a) Best equipment choice for the desired additional capacity/functionality.
     b) Effect if any, on the CA ISO SI/SA/BSS system software configuration.
     c) Required additional software modules if any.

1.3   Digital Equipment Hardware and Software Maintenance

-  Covered Equipment

The equipment and software covered under the Digital Equipment service agreement, and the level of service, is listed in the spreadsheet attached to this agreement as Annex 1. Any other equipment or software not so listed is excluded.

-  Equipment Location

The equipment to be covered is located at either the CA ISO 151 Blue Ravine Road Folsom CA 95630, or at the CA ISO 1000 South Fremont Alhambra CA 91802 or at ABB'S facilities.

-  Service Provided

(C)ABB  Power T&D Company Inc. 1996. All rights reserved.


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6           System Maintenance Agreement        ISO SI/SA/BSS System

The maintenance service provided directly by Digital Equipment Corporation is described in the Digital Multi-Vendor Support Services Users Guide dated Spring 1997 (Attachment 1).

2.     Staff

ABB shall supply the services of professional staff required to carry out the tasks requested by the CA ISO.

ABB will designate primary and secondary contacts for the CA ISO for maintenance and support.

The CA ISO will designate a qualified maintenance contact to act as the CA ISO's liaison with ABB on all matters pertaining to maintenance and support.

Digital will provide qualified staff as described in the Digital Multi-Vendor Support Services Users Guide dated Spring 1997 (Attachment 1).

3.    Service Procedure

       The CA ISO will report a service request by telephone. If necessary, for software problems, a confirming detailed written report or description of the task along with supporting material requested by ABB'S primary contact, necessary for investigating the problem. The CA ISO will also be provided with direct contact numbers for Digital support services, but in all cases ABB will also be notified.

       ABB and/or Digital will allocate the staff and computer resources required to respond to the service request. The CA ISO agrees to provide the necessary information to assist ABB in providing the required service.

       Digital's service procedure will be provided as described in the Digital Multi-Vendor Support Services Users Guide dated Spring 1997 (Attachment
       1).

(C)ABB  Power T&D Company Inc. 1996. All rights reserved.


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ISO SI/SA/BSS Systems            System Maintenance Agreement      7

4.    Scope of Support
      -  ABB'S Scope

       ABB will provide support and services associated as defined below.

       ABB will provide pre-allocated support to maintain the software supplied by the ISO Alliance under the ISO SI/SA/BSS contract as described in this agreement. This support will include:

             -  Casual Consulting Service.
             -  Program Fixes.
             -  Program Upgrade Notification.
             -  Program Upgrades.
             -  General Consulting Services.
             -  Programming  Services,
             -  Upgrade and Enhancement Implementation.
             -  Operating System Upgrades.
             -  Configuration Engineering and Consulting.
             -  Four (4) hour response time to trouble calls.

       All services provided beyond the pre-allocated support hours will be offered on a time and material or fixed-price basis.

       The source code for Program Upgrades will be provided free of charge to the CA ISO. Program Enhancements will be offered to the CA ISO at an additional charge.

       This service requires that the CA ISO provides the capability for a dial-up or data link connection to the ABB support site(s).

       This service requires that the CA ISO maintain the SI/SA/BSS hardware at the level recommended by the hardware vendor.

       -  Digital's Scope

(C)ABB  Power T&D Company Inc. 1996. All rights reserved.


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8           System Maintenance Agreement         ISO SI/SA/BSS System

Digital's scope is descibed in fhe Digital Multi-Vendor Support Services Users Guide dated Spring 1997 (Attachment 1), for the level of service, response times and equipment detailed in the spreadsheet attached as Annex 1.

(C)ABB  Power T&D Company Inc. 1996. All rights reserved.


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ISO SI/SA/BSS Systems            System Maintenance Agreement     9

5.   Prices and Terms

       The following describes the fees and terms associated with this service agreement.

       5.1 Price

       The annual fees for this service agreement are listed in attached Exhibits SMA-1 and SMA-2.

       The fees in SMA-1 do not include any expenses associated with travel to the ISO's site or work beyond the number of hours specified or provided for.

       The fee for services beyond those described in Exhibit SMA-1 will be provided at the current ISO Alliance Standard Labor Rates.

       5.2 Term of Maintenance Service

       Maintenance service will be provided for a period of one year (12 months) from the date of system acceptance of the ISO SI/SA/BSS System.

       Service under the Digital part of this agreement will commence on March 1st 1998 for the SI/SA/BBS systems, and will continue until February 28th 1999.

       5.3 Terms of Payment

       The ISO agrees to pay ABB the fees stated in Exhibit SMA-1 within 30 days after award of the ISO SI/SA/BSS contract. The charges shown in SMA-2 are monthly for one year of service. Invoicing will occur quarterly. All fees are expressed exclusive of any taxes. Any applicable taxes will be paid by the ISO.

       5.4 Expenses

       All actual and verifiable travel and subsistence expenses, when visiting ISO premises, and the cost of shipping materials to the ISO's premises will be paid by the ISO. The travel expenses

(C)ABB  Power T&D Company Inc. 1996. All rights reserved.


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10          System Maintenance Agreement        ISO SI/SA/BSS System

will be based on travel from the home base location of the relevant staff. An administrative service fee of fifteen (15%) percent will be added to all the travel and living expenses.

6.     Liability

       The maximum liability of ABB for any direct damages sustained by the ISO under this Agreement arising from ABB'S negligence shall in no circumstance exceed the amount of the annual maintenance fee for Basic System Support payable by the ISO to ABB. The ISO and ABB shall in no event be liable one to the other for loss of revenue, profit, anticipated profit or indirect, incidental, special or consequential damages, including but not limited to, any losses to ISO resulting from lost computer time or the destruction or damage of records, or any claims or demands made against the ISO by a third party. ABB shall maintain public liability and property damage insurance in reasonable limits and shall maintain proper worker's compensation insurance covering all employees performing work under this Agreement and, upon request by ISO, shall furnish Certificates of Insurance evidencing such coverage.

       ABB disclaims any liability whatsoever for any claim resulting from the performance, actions or omissions of Digital Equipment. The ISO shall pursue any claim directly with Digital in these instances.

7.     Warranty

       Supplier warrants that all services performed pursuant to this Agreement shall be performed with the highest degree of skill and care required by good and sound professional procedures and practices prevailing at the time when the services are performed and shall meet the requirements of this Agreement. In the event that any services performed pursuant to this Agreement or otherwise at Supplier's prevailing time and material rates fail to meet said requirements. Supplier shall immediately correct and/or re-perform any such services and correct the work or portion thereof affected by the nonconforming services.

       ABB disclaims any warranty for services rendered or material supplied by Digital Equipment. The ISO agrees to pursue any claim relating to Digital service and/or materials directly with Digital.

(C)ABB  Power T&O Company Inc. 1996. All rights reserved.


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ISO SI/SA/BSS Systems            System Maintenance Agreement      11

(C)ABB  Power T&D Company Inc. 1998. All rights reserved.


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System Maintenance Agreement

ISO SI/SA/BSS System

                              Exhibit SMA-1
ISO Scheduling and Business (SI/SA/BSS) SYSTEM
            ABB SOFTWARE   MAINTENANCE   AGREEMENT    PRICING


Year after System Acceptance

                               [GRAPHIC OMITTED]

Note:

1. Pre-allocated support hours may be used at the ISO's discretion for services described in Scope of Support (Section 4). The above price includes pre-allocated hours (Additional Hrs/Year) of 3600 Hrs/Year for years 1-3 and 2400 Hrs/Year for years 4-6. Unused pre-allocated support hours cannot be carried over from year to year and cannot be used for formal training.

2. The pricing provided above is an annual fee payable in full at the start of each year's maintenance. A 10% discount for prepayment will be applied if years 2 through 6 are pre-purchased by the ISO, and full payment for the Total Prepaid Amount ($5,760,904) is paid within 30 days of contract signing.

(C)ABB  Power T&D Company Inc. 1996. All rights reserved.


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ISA SI/SA/BSS Systems

 ;

System Maintenance Agreement

                Exhibit SMA-2

   ISO Scheduling and Business (SI/SA/BSS) SYSTEM
DIGITAL EQUIPMENT   SOFTWARE  AND  HARDWARE

     MAINTENANCE AGREEMENT  PRICING

Months March and April 1998 (2 Months):

                               [GRAPHIC OMITTED]

The total cost for the first 12 months of service for the Digital part (SMA 2) is $530,252.

(C)ABB  Power T&D Company Inc. 1996. All rights reserved.


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14          System Maintenance Agreement         ISO SI/SA/BSS System

-      Variation in Charges

The CA ISO will be allowed to make minor additions or deletions to the list of covered equipment included in this agreement. If such additions or deletions result in a change in the charges associated with this agreement then such changes will be recognized in the next quarterly payment pro-rated for each full month that such change is in effect.

-      Existing Charge Recovery

Included in the pricing in Exhibit SMA-1 is a monthly fee to cover basic DEC Operating System software upgrades. This fee is also included in the monthly support services charges shown in SMA-2. The fees for SMA-1 commence upon ISO acceptance of the SI/SA/BBS systems. To avoid duplicate charges, during those months, if any, where an overlap in these support arrangements occurs, the ISO will be credited for this fee for the months during which such an overlap occurs. The amount of this credit will be $4,150 per month.

(C)ABB  Power T&D Company Inc. 1996. All rights reserved.


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TABF
July 31,1998

Mr. Terry Winter
Chief Operating Officer
California Independent System Operator
151 Blue Ravine Road
Folsom, CA 95630

Dear Terry,
The SA/SI/BBS System is not currently Y2K compliant.

The SA/SI/BBS Systems currently run with DEC UNIX version 4.0B installed. The SA/SI/BBS systems have been tested for the correct handling of the transition across the century boundary to the year 2000, including testing for sensitive dates (leap year). The ISO has been provided with test scripts and results and any variances discovered have been corrected or will be corrected under Stage II of the contract at no extra cost to the ISO. The SA/SI systems are also running on ORACLE version 7.3.3. The BBS system is running on version 7.3.2.

Digital Equipment corporation (now COMPAQ, referred to as DEC) states that UNIX 4.0.B correctly processes 2 character dates across the century boundary; that it is, it is "Century capable." It is not Y2K compliant per the latest ISO standards issued in 1998 nor so certified by DEC.

DEC UNIX 4.0.D, available in 1998, is certified by Digital (Compaq) as Y2K compliant.

ORACLE version 7.3.X (which includes versions 7.3.2 and 7.3.3) is certified by ORACLE as Y2K compliant.

ABB will upgrade the SA/SI/BBS SYSTEMS TO DEC UNIX 4.0.D during 1998 on a schedule to be determined with the ISO, after ABB has tested and certified the SPIDER system to be stable on UNIX 4.0.D.

The Alliance will furnish an inventory of third party software and products that are included in the SA/SI/BBS System, including therewith their Y2K and Century Compliance status.

All of the foregoing will be done without extra charge to the ISO and without impacting the maintenance hours available to the ISO under the ABB maintenance contract.

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Upon completion of the above work the System will be deemed Century Compliant.
Please indicate your acceptance of this agreement by signing in the place provided below.

Sincerely,

/s/

Ralph Masiello
Accepted and Agreed:

/s/

For the CAISO